UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   October 31, 2012

DYNAMICS RESEARCH CORPORATION
(Exact name of registrant as specified in its charter)

Commission file number 001-34135

MASSACHUSETTS	04-2211809
(State or other jurisdiction of Incorporation or organization)	(I.R.S. Employer Identification No.)

TWO TECH DR, ANDOVER, MASSACHUSETTS 01810-2434
(Address of principal executive offices) (Zip Code)

978-289-1500
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

   Financial Results

    On October 31, 2012, Dynamics Research Corporation (the "Company") issued a press release announcing financial results as of and for the three and nine months ended September 30, 2012.  A copy of the press release is attached hereto as Exhibit 99.1.

    The information in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing of the company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 2.06. Material Impairments

    As reported in the Company's Quarterly Report on Form 10-Q for the period ended June 30, 2012, due to a decline market price of the Company's stock, the market capitalization of the Company was below the carrying value, which was considered a triggering event requireing an interim impairment test.  Based on the results of the step 1 analysis, management, with the assistance of a third party valuation specialist, determined on August 2, 2012 that the Company's fair value was below the carrying value of its equity as of June 30, 2012.  At that time, the Company estimated the range of impairment to be between $12.0 million and $212.0 million and recorded in the second quarter of 2012 an estimated goodwill impairment charge of $12.0 million.  Following the completion of the step 2 evaluation on October 31, 2012, the Company determined the total amount of the impairment of goodwill to be $48.6 million, which resulted in an additional charge of $36.6 million in the quarter ending September 30, 2012.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

Number
	99.1	Press release dated October 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNAMICS RESEARCH CORPORATION
(Registrant)

Date: October 31, 2012	/s/ David Keleher
Senior Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit Number	Exhibit Name	Location

99.1	Press release dated October 31, 2012.	Furnished herewith*

__________________________

*   Exhibit 99.1 attached hereto is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.